UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2016

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 11, 2016, Polaris Industries Inc., a Delaware corporation (the “Purchaser”) and wholly owned subsidiary of Polaris Industries Inc., a Minnesota corporation (the “Company”), entered into a Purchase Agreement (the “Purchase Agreement”) with TAP Automotive Holdings, LLC (“Transamerican Auto Parts”), the members of Transamerican Auto Parts set forth in an annex to the Purchase Agreement (the “Sellers”), and ORIX Funds Corp., solely in its capacity as the sellers’ representative (the “Sellers’ Representative”), pursuant to which the Purchaser has agreed to acquire Transamerican Auto Parts (the “Acquisition”).

The Acquisition will be structured as a purchase by the Purchaser of the outstanding equity interests in Transamerican Auto Parts from the Sellers for aggregate consideration of $665 million, subject to a customary adjustment based on, among other things, the amount of cash, debt and working capital in the business of Transamerican Auto Parts at the closing date.

The completion of the Acquisition is subject to receipt of regulatory approval and other customary closing conditions. The Purchase Agreement may be terminated under certain circumstances, including by the Purchaser or the Sellers’ Representative if the acquisition has not been completed by May 5, 2017.  The Company currently anticipates that the acquisition will be completed by the end of 2016.  The Company expects to fund the purchase price for the Acquisition with borrowings under its existing credit facilities.

The Company has obtained a commitment for “representation and warranty” insurance which will provide coverage for breaches of representations and warranties of the Company contained in the Purchase Agreement, subject to deductibles, exclusions, policy limits and certain other terms and conditions.

The foregoing description of the Purchase Agreement and the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

The Purchase Agreement and the above description have been included to provide investors with information regarding the terms of the Acquisition. They are not intended to provide any other factual information about the Company or any parties to the Purchase Agreement or their respective affiliates or equityholders.  The representations, warranties and covenants contained in the Purchase Agreement were made only for the purpose of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms of the Acquisition, including being qualified by schedules and other disclosures made by each party. Accordingly, investors should not rely on the representations, warranties and covenants in the Purchase Agreement as statements of factual information.

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements.  These forward-looking statements cover, among other things, the timing for closing of the Acquisition, the expected sources of funds to be used for the purchase price to be paid in the Acquisition, and the nature of closing conditions. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including the following: (1) the Acquisition may not be completed, or completed within the expected timeframe; (2) costs relating to the Acquisition (including in respect of the financing of the Acquisition) may be greater than expected; (3) a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval in connection with the Acquisition; (4) other closing conditions may not be met on a timely basis or at all which may delay or prevent the Acquisition or require a waiver of such conditions; and (4) other factors identified under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and updated in the Company’s subsequent reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on October 12, 2016, announcing execution of the Purchase Agreement.  The Company also prepared an investor presentation regarding the Acquisition, dated October 12, 2016.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and a copy of the investor presentation is attached to this Current Report on Form 8-K as Exhibit 99.2.

The information in this Item 7.01 and in Exhibits 99.1 and 99.2 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Exhibit

2.1
Purchase Agreement, dated as of October 11, 2016, by and among TAP Automotive Holdings, LLC, the members of TAP Automotive Holdings, LLC set forth in an annex to the Purchase Agreement, Polaris Industries Inc., a Delaware corporation, and ORIX Funds Corp., solely in its capacity as the sellers’ representative (excluding schedules and exhibits, which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request)

99.1	Press release, dated October 12, 2016

99.2	Investor presentation, dated October 12, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2016

POLARIS INDUSTRIES INC.

/s/ Michael T. Speetzen
Michael T. Speetzen
Executive Vice President – Finance and
Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
2.1
Purchase Agreement, dated as of October 11, 2016, by and among TAP Automotive Holdings, LLC, the members of TAP Automotive Holdings, LLC set forth in an annex to the Purchase Agreement, Polaris Industries Inc., a Delaware corporation, and ORIX Funds Corp., solely in its capacity as the sellers’ representative (excluding schedules and exhibits, which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request)
Filed Electronically

99.1	Press release, dated October 12, 2016	Furnished Electronically

99.2	Investor presentation, dated October 12, 2016	Furnished Electronically

5